SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 21, 1996
                                                  -----------------

                    Physicians Resource Group, Inc.
                    -------------------------------
        (Exact name of registrant as specified in its charter)


         Delaware               1-13778             76-0456864
         --------               -------             ----------
(State or other jurisdiction  (Commission         (IRS Employer
     of incorporation)        File Number)      Identification No.)


Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX  75240
---------------------------------------------------------------------
        (Address of principal executive offices)           (Zip Code)



Registrant's  telephone  number,  including area code  (972) 982-8200
                                                       --------------

Item 5.  Other Events.

On November 21, 1996, Physicians Resource Group, Inc., a Delaware corporation (the "Company"), gave the following notice by press release, which notice is being filed herewith in accordance with Rule 135c of the Securities Act of 1933, as amended:

Dallas, Tx. - November 21, 1996 -- Physicians Resource Group, Inc. (NYSE: PRG) today announced that it intends to make a private offering of $125 million aggregate principal amount of convertible subordinated debentures due 2001. The debentures will be unsecured obligations, convertible into PRG common stock and subordinated to all present and future senior indebtedness of PRG.

PRG intends to use the net proceeds of the offering to repay bank indebtedness incurred in connection with acquisitions and for general corporate purposes, including the funding of potential future acquisitions.

The debentures and the underlying common stock have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The debentures will be offered within the United States only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) and institutional "accredited investors" (as defined in Rule 501 under the Securities Act) and outside the United States to certain persons in reliance upon Regulation S under the Securities Act.

PRG is the nation's leading provider of physician practice management services to ophthalmic and optometric practices. PRG develops integrated eye care delivery systems through affiliations with locally prominent eye care practices in selected geographic markets across the United States. PRG acquires the operating assets of these practices and develops the practices into comprehensive eye care networks by providing management expertise, marketing, information systems, capital resources and ancillary services such as surgery centers and optical dispensaries.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the debentures or the underlying common stock.

Item 7.  Exhibits.

Exhibit No.                    Description
-----------                    -----------

4.1 - Restated  Certificate  of  Incorporation  of  Physicians  Resource
Group, Inc.(1)

4.2 - Certificate of Designations, Preferences, Rights and Limitations of Class A Preferred Stock of Physicians Resource Group, Inc.(1)

4.3 - Third  Amended  and  Restated Bylaws of Physicians Resource Group,
Inc.(2)

4.4 - Form of Warrant Certificate(1)

4.5 - Rights Agreement dated as of April 19, 1996 between Physicians Resource Group, Inc. and Chemical Mellon Shareholder Services(3)

4.6 - Form of certificate evidencing ownership of Common Stock of Physicians Resource Group, Inc.(1)


_________________

(1) Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (No. 33-91440) and incorporated herein by reference.

(2) Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

(3) Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (No. 333-3852) and incorporated herein by reference.

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PHYSICIANS RESOURCE GROUP, INC.




By:/s/ Richard J. D'Amico
   ----------------------
   Richard J. D'Amico
   Senior Vice President and
   General Counsel

Date:  November 29, 1996

November 29, 1996



VIA FEDERAL EXPRESS

File Desk
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:     Physicians Resource Group, Inc. ("PRG")
        Current Report on Form 8-K

Dear Madame or Sir:

On behalf of PRG, please find an electronic transmission of PRG's Current Report on Form 8-K.

Very truly yours,

/s/ Laura F. James

Laura F. James


Enclosure

cc:     Richard J. D'Amico
        Richard M. Owen
        Kimberlee K. Rozman
        James S. Ryan, III